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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 14, 2005

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS
EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 934-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

KPMG LLP ("KPMG") was previously the principal accountants for Research Frontiers Incorporated (the Company). On April 14, 2005, the Company's Audit Committee terminated KPMG as the Company's independent auditor and approved the engagement of BDO Seidman LLP ("BDO Seidman"), effective April 14, 2005, to serve as the Company's independent auditor for its fiscal year ending December 31, 2005. The dismissal of KPMG and the appointment of BDO Seidman was approved by the Audit Committee, and then by the full Board of Directors of the Company.

The audit reports issued by KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2003, and on management's assessment of internal control over financial reporting as of December 31, 2004 and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years ended December 31, 2004 and 2003 and through the date of KPMG's dismissal, there were no disagreements, with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure,which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports. In addition, during the Company's two most recent fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through April 14, 2005, there have been no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of the foregoing statements and has requested and received from KPMG a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements. Attached as Exhibit 16.1 hereto is a copy of such letter, dated April 18, 2005.

During the Company's two most recent fiscal years ended December 31, 2004 and 2003, and the subsequent interim period through April 14, 2005, the Company did not consult with BDO Seidman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

16.1 Letter of KPMG LLP to Securities and Exchange Commission dated April 18, 2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED

Dated: April 22, 2005

                                          /s/ Joseph M. Harary
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                                          By: Joseph M. Harary
                                          Title: President